                                                                    Exhibit 99.2

                   AMENDMENT NO. 1 dated as of June 5, 1995, to REGISTRATION
              RIGHTS AGREEMENT dated as of October 9, 1992, among BCP/ESSEX HOLDINGS, INC. (as successor by merger to B E Acquisition Corporation) ("Holdings") and the Persons (other than Holdings) listed on the signature pages hereof (the "Investors").

         Holdings and the Investors are parties to a Registration Rights Agreement dated as of October 9, 1992, (the "Registration Rights Agreement"). Holdings and the Investors wish to amend a provision of the Registration Rights Agreement upon the terms and subject to the conditions set forth herein.

         In consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned to them in the Registration Rights Agreement.

         Section 2. AMENDMENT TO SECTION 1(A) OF THE REGISTRATION RIGHTS AGREEMENT. Section 1(a) of the Registration Rights Agreement is hereby amended by amending the definition of "Registrable Securities" in its entirety to read as follows:

              '"REGISTRABLE SECURITIES" shall mean the Warrants and the Common Shares (but shall not include any Warrant or any Common Share, (i) which has been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering such security or
    (ii) which has been distributed to the public pursuant to Rule 144 under the Securities Act, and, in each such case, the certificate or other evidence of ownership of which does not and is not required to bear any legend previously required by the Subscription Agreement, or any other legend of similar import and is not subject to any stop transfer order).'

         Section 3. COUNTERPARTS. This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4. HEADINGS, ETC. The headings of the various Sections of this Amendment No. 1 are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         Section 5. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INTERPRETATION, VALIDITY AND PERFORMANCE OF THE TERMS OF THIS AGREEMENT, REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

         Section 6. SEVERABILITY. Any provision of this Amendment No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the date first written above.


                                          BCP/ESSEX HOLDINGS, INC.

                                            by
                                                 /s/ David A. Owen
                                                ----------------------------
                                                Name:     David A. Owen
                                                Title:    Vice President,
                                                          Treasurer and Chief
                                                          Financial Officer
                                                          (Principal Financial
                                                          Officer)

                                          Investors:

                                          GS CAPITAL PARTNERS, L.P.,

                                            by   GS ADVISORS, L.P., its
                                                 general partner,

                                            by   GS ADVISORS, INC., its
                                                 general partner,

                                            by
                                                 /s/ Richard A. Friedman
                                                ----------------------------
                                                Name:     Richard A. Friedman
                                                Title:    President

                                          STONE STREET FUND 1992, L.P.,

                                            by   STONE STREET PERFORMANCE
                                                 CORP., its general partner


                                            by
                                                 /s/ C.H. Skodinski
                                                ----------------------------
                                                Name:     C.H. Skodinski
                                                Title:    Vice President


                                          BRIDGE STREET FUND 1992 L.P.,

                                            by   STONE STREET PERFORMANCE
                                                 CORP., its general partner

                                            by
                                                 /s/ C.H. Skodinski
                                                ----------------------------
                                                Name:     C.H. Skodinski
                                                Title:    Vice President


                                          DLJ MERCHANT BANKING FUNDING, INC.


                                            by
                                                 /s/ Thomas E. Siegler
                                                ----------------------------
                                                Name:     Thomas E. Siegler
                                                Title:    Secretary


                                          DLJ FIRST ESC L.L.C.,


                                            by   DLJ LBO Plans Management
                                                 Corporation,


                                            by
                                                 /s/ Thomas E. Siegler
                                                ----------------------------
                                                Name:     Thomas E. Siegler
                                                Title:    Vice President and
                                                          Secretary

                                          DLJ INTERNATIONAL PARTNERS, C.V.


                                            by   DLJ MERCHANT BANKING, INC.,
                                                 its advisory general partner


                                            by
                                                 /s/ Thomas E. Siegler
                                                ----------------------------
                                                Name:     Thomas E. Siegler
                                                Title:    Secretary and
                                                          Treasurer


                                          DLJ MERCHANT BANKING PARTNERS, L.P.


                                            by   DLJ MERCHANT BANKING, INC.,
                                                 its managing general partner

                                            by
                                                 /s/ Thomas E. Siegler
                                                ----------------------------
                                                Name:     Thomas E. Siegler
                                                Title:    Secretary and
                                                          Treasurer


                                          CHEMICAL EQUITY ASSOCIATES, A
                                          CALIFORNIA LIMITED PARTNERSHIP

                                            by   CHEMICAL VENTURE PARTNERS,
                                                 its general partner

                                            by
                                                 /s/
                                                ----------------------------
                                                Name:
                                                Title: